UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 4, 2014

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On June 4, 2014, Ambassadors Group, Inc. (the “Company”) committed to a workforce reduction to improve efficiency and reduce operating expenses to better position the Company for growth. The workforce reduction is substantially complete.

In connection with the workforce reduction and other recent changes in management personnel, the Company expects to incur pre-tax cash charges of approximately $1.5 million for severance benefits and other related expenses. In addition, the Company will record a non-cash expense of approximately $0.7 million to reflect accelerated vesting of previously awarded stock options and stock grants under the terms of executive separation agreements. The Company expects to recognize the majority of the charges in the second quarter of fiscal 2014. The charges that the Company expects to incur in connection with the workforce reduction are subject to a number of assumptions, and actual results may differ.

The information in this Item 2.05 contains certain forward-looking statements based on currently available information and projections about future events and trends, including, but not limited to, statements related to the estimated charges for the workforce reduction~~.~~  Forward-looking statements, which are included per the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release.  Such forward-looking statements speak only as of the date of this release and may not reflect risks related to international unrest, outbreak of disease, conditions in the travel industry, the direct marketing environment, changes in economic conditions and changes in the competitive environment.  We expressly disclaim any obligation to provide public updates or revisions to any forward-looking statements found herein to reflect any changes in expectations or any change in events.  Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be met.  For a more complete discussion of certain risks and uncertainties that could cause actual results to differ materially from anticipated results, please refer to the Company’s annual report on Form 10-K filed with the SEC on March 27, 2014, and its proxy statement filed April 11, 2014.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the workforce reduction, the Company terminated Eric G. Anderson’s employment with the Company as Senior Vice President and Principal Operating Officer effective June 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date: June 10, 2014	By:	/s/ Philip B. Livingston

ChJ. Philip B. Livingston Interim Chief Executive Officer